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                                                                   EXHIBIT 10.54

                             STOCK PLEDGE AGREEMENT


                                    THIS STOCK PLEDGE AGREEMENT (this "Pledge
Agreement") is made and executed as of the 19th day of December, 1997, by GROUP 1 AUTOMOTIVE, INC., a Delaware corporation ("Group 1"), and each Subsidiary of Group 1 executing this Pledge Agreement on the signature pages hereof or on any supplement, addendum or modification hereof (each a "Pledgor" and collectively "Pledgors"), in favor of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for and representative of (in such capacity, "Agent") itself and such banks as may from time to time be a "Bank" under the Credit Agreement (hereinafter defined) (Agent and such other Banks are sometimes collectively referred to herein as "Pledgees").

                              W I T N E S S E T H:

                                    WHEREAS, pursuant to that certain Revolving
Credit Agreement (as modified or restated from time to time, the "Credit Agreement") dated as of December 31, 1997, by and among Agent, Comerica Bank, as Floor Plan Agent, the Pledgees, as the Banks thereunder, and Pledgors as the Borrowers thereunder (the "Borrowers"), Pledgees have agreed to make Loans available to Borrowers upon the terms and conditions set forth therein (unless otherwise defined herein, each term used herein with its initial letter capitalized shall have the meaning given to such term in the Credit Agreement); and

                                    WHEREAS, in consideration for the agreement
of Pledgees to make monies available to Borrowers under the Credit Agreement, each Pledgor has agreed to pledge all shares of capital stock or equity interests of the Subsidiaries of the respective Pledgor.

                                    NOW, THEREFORE, for valuable consideration,
the receipt and sufficiency of which are hereby acknowledged and confessed, Pledgors hereby agree with Agent and Pledgees as follows:

                                    1.    Pledge.  Upon the terms hereof, the
Pledgors hereby pledge and assign to Agent, and grant to Agent, for the benefit of Pledgees and any other holder from time to time of any Note or any of the indebtedness evidenced thereby, a security interest in, all of the rights, titles and interests of Pledgors in and to the following: (all of the following being sometimes referred to herein collectively as the "Pledged Interests"): (a) all of the issued and outstanding shares of capital stock or other equity interests (the "Pledged Shares") now or hereafter owned by any Pledgor in all Subsidiaries of such Pledgor, including, without limitation, the shares and interests described on Exhibit A attached hereto and incorporated herein by reference for all purposes (as Exhibit A may be amended or supplemented from time to time)(each such Subsidiary of a Borrower being herein sometimes referred to as a "Company"), but excluding the stock of any Subsidiary acquired or established after the date hereof in the case that any automobile franchise agreement to which such Subsidiary is a party prohibits the pledging or collateral assignment of such Subsidiary's stock; (b) all cash, securities, dividends, and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the shares and interests described in clause (a) hereof and any other property substituted or exchanged therefor; and (c) any and all proceeds or other sums arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of the shares and interests described in the preceding clauses (a) and (b) hereof.

                                    2. Secured Obligation. The security interest
herein granted (the "Security Interest") shall secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all the Obligations under and as defined in the Credit Agreement. Upon full payment and performance of the Obligations, the Security Interest shall, at the request and expense of Pledgor, be released by Agent and Pledgees.


                                   EXHIBIT E-i


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                                 3. Representations and Warranties; Related
Covenants. Pledgors represent, warrant, covenant and agree to and with Agent and Pledgees that: (a) each Pledgor is the legal and beneficial owner of the Pledged Interests; (b) all of the Pledged Shares currently outstanding and described on Exhibit A are duly authorized and issued, fully paid and non-assessable, and all documentary, stamp or other taxes or fees owing in connection with the issuance, transfer and/or pledge thereof have been paid; (c) to the knowledge of Pledgors, no dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Pledged Interests; (d) the Pledged Interests are free and clear of all liens, mortgages, pledges, charges, security interests or other encumbrances, options, warrants, puts, calls and other rights of third persons, and restrictions, other than (i) the Security Interest, (ii) restrictions on transferability imposed by applicable state and federal securities laws, and (iii) the restrictions, if any, contained in each Company's Dealer Franchise Agreements; (e) Pledgors have full corporate or other applicable power, right and authority to pledge the Pledged Interests for the purposes and upon the terms set out herein, and the execution, delivery and performance of this Pledge Agreement are not in contravention of any indenture, agreement or undertaking to which any Pledgor as a party or by which any Pledgor is bound, except where such contravention would not have a Material Adverse Effect or a material adverse effect on Group 1 or the Pledgors; (f) the original stock certificates representing all of the Pledged Shares have been delivered to Agent, together with a duly executed blank stock power with signatures guaranteed, for each certificate; (g) the Pledged Shares and Interests described on Exhibit A constitute (i) all of the issued and outstanding capital stock of each of the Companies and (ii) the indicated number of shares and/or ownership interest percentages of the entities as shown on Exhibit A; (h) none of the Companies have issued, nor are there outstanding, any options, warrants or other rights in favor of any Pledgor to acquire capital stock of any of the Companies nor other interests of any of the Non-Subsidiary Entities; and (i) the Companies constitute all of the Subsidiaries of Pledgor on the date hereof.

                                 4.    Covenants.  (a)  Further Acts,
Assurances. Pledgors covenant and agree to from time to time promptly execute and deliver to Agent all such other assignments, certificates, supplemental writings and financing statements as Agent requests in order to perfect or evidence the Security Interest. Pledgors further agree that if any Pledgor shall at any time acquire any additional shares of the capital stock of any class of any of the Companies, or any additional interests of ownership of any kind of any Subsidiary, and whether such acquisition shall be by purchase, exchange, reclassification, dividend or otherwise, such Pledgor shall, as soon as practically possible, (and without the necessity for any request or demand by Agent) deliver the certificates representing such shares or interests to Agent, in the same manner and with the same effect as described in Sections 1 through 3 hereof. Upon delivery, such shares or evidences of ownership shall thereupon constitute Pledged Interests and shall be subject to the Security Interest herein created, for the purposes and upon the terms and conditions set forth in this Pledge Agreement, the Credit Agreement, the Notes and the other Loan Documents.

                                 (b)   No Transfer or Hypothecation. Pledgors
will not, without the prior written consent of Agent, transfer, assign, dispose of any right, title or interest of Pledgors, or any of them, in the Pledged Interests, or any part thereof, or create directly or indirectly any other security interest or otherwise encumber any of the Pledged Interests, or permit any of the Pledged Interests to ever be or become subject to any warrant, put, option or other rights of third Persons or any attachment, execution, sequestration or other legal or equitable process, or any security interest or encumbrance of any kind, except the Security Interest. Pledgor will warrant and defend the Security Interest created hereby against the claims of all third parties other than Pledgees.

                                 (c)   Enforcement.  Pledgors shall enforce or
secure in the name of Agent for the Pledgees the performance of each and every obligation, term, covenant, condition and agreement relating to the Pledged Interests, and Pledgors shall appear in and defend any action or proceeding arising under, occurring out of or in any manner connected with the Pledged Interests, and upon request by Agent, Pledgors will do so in the name and on behalf of Pledgees, but at the expense of Pledgors, and Pledgors shall pay all costs and expenses of Agent and Pledgees, including, but not limited to, attorneys' fees and disbursements, in any action or proceeding in which Pledgees may appear.

                                 (d)   Inspection.  Pledgors shall allow Agent
to inspect all records of Pledgors relating to the Pledged Interests, and to make and take away copies of such records.

                                 (e)   Changes.  Pledgors shall promptly notify
Agent of any material change in any fact or circumstance warranted or represented by any Pledgor in this Pledge Agreement

                                  EXHIBIT E-ii
or in any other writing furnished by any Pledgor to Agent in connection with the Pledged Interests or this Pledge Agreement.

                                    (f)   Claims.  Pledgors shall promptly
notify Agent of any claim, action or proceeding affecting title to the Pledged Interests, or any part thereof, or the Security Interest, and at the request of Agent, appear in and defend, at Pledgors' expense, any such action or proceeding.

                                    (g)   Costs.  Pledgors shall promptly pay
to Agent the amount of all reasonable costs and expenses of Agent and/or the Pledgees, including, but not limited to, reasonable attorneys' fees, incurred by Agent or Pledgees in connection with this Pledge Agreement and the enforcement of the rights of Agent or Pledgees hereunder, in accordance with Section 13.4 of the Credit Agreement.

                                    5. Conversions; etc. Should the Pledged
Interests, or any part thereof, ever be in any manner converted by any of the Companies into another property of the same or another type or any money or other proceeds ever be paid or delivered to Pledgors as a result of Pledgors' rights in the Pledged Interests, then in any such event (except as otherwise provided herein), all such property, money and other proceeds shall be and/or become part of the Pledged Interests, and Pledgors covenant forthwith to pay or deliver to Agent all of the same which is susceptible of delivery; and at the same time, if Agent deems it necessary and so requests, Pledgors will properly endorse or assign the same to Agent for the benefit of Pledgees. Without limiting the generality of the foregoing, Pledgors hereby agree that the shares of capital stock of the surviving corporation in any merger or consolidation involving any of the Companies or any of the Pledged Interests shall be deemed to constitute the same property as the Pledged Interests. With respect to any such property of a kind requiring an additional security agreement, financing statement or other writing to perfect a security interest therein in favor of Pledgees, Pledgors will forthwith execute and deliver to Agent, such documentation as Agent shall request to create and perfect its liens and security interests herein.

                                    6. Payments on the Pledged Interests.
Subject to the terms of Section 9, with respect to any instruments or warrants that are or become part of the Pledged Interests, Agent, without notice to Pledgors, shall have the right at any time and from time to time, after the occurrence and during the continuance of an Event of Default, to notify and direct each of the Companies to thereafter make all payments on such Pledged Interests directly to Agent, regardless of whether any Pledgor was previously making collections thereon, and, with respect to such instruments or warrants that are stock certificates, shares of capital or permanent reserve fund stock or beneficial interest, or other securities, Agent shall have authority, after the occurrence and during the continuance of an Event of Default, without further notice to Pledgors, either to have them registered in Agent's name, or in the name of Agent's nominee, or, with or without registration, to demand of each of the Companies, and to receive a receipt for, any and all distributions payable with respect thereto, regardless of the medium in which paid and whether they be ordinary or extraordinary. Each of the Companies shall be fully protected in relying on the written statement of Agent that it then holds the Security Interest which entitles it to receive such payment. The receipt of Agent for such payment shall be full acquittance therefor to each of the Companies, and Pledgors agree, at the request of Agent, to execute and deliver a letter to each of the Companies acknowledging this right of Agent; provided, that the failure of any Pledgor to execute and deliver such letter shall not affect or limit the rights of Agent or Pledgees set forth herein.

                                    7. Preservation of Pledged Interests.
Neither Agent nor Pledgees shall have any responsibility for or obligation or duty with respect to all or any part of the Pledged Interests or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgors shall be responsible generally for the preservation of all rights in the Pledged Interests.

                                    8. Collection of the Loan. Neither Agent nor
Pledgees shall ever be liable for any failure to use due diligence in the collection of any and all amounts due and owing under the Notes, the Credit Agreement or any other Loan Documents, or any part thereof.


                                  EXHIBIT E-iii
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              9.  Rights of Parties Before and After the Occurrence of an
Event of Default.

                  (a) Exercising Rights Prior to an Event of Default. Unless and until an Event of Default shall occur and be continuing,

                         (i) Each Pledgor shall be entitled to receive all cash dividends paid to such Pledgor in respect of or attributable to the Pledged Interests owned by such Pledgor and any and all other Distributions (hereinafter defined), except as provided in the following sentence. Notwithstanding the foregoing, Agent shall be entitled to receive, whether or not an Event of Default has occurred, any and all Distributions of stock, whether as a result of a stock dividend, stock split or otherwise. As used herein "Distributions" shall mean the retirement, redemption, purchase or other acquisition for value of the Pledged Interests, the declaration or payment of any dividend or other distribution on or with respect to the Pledged Interests, and any other payment made with respect to the Pledged Interests. All such Distributions of stock and, after and during the continuance of an Event of Default, any and all other Distributions, shall if received by any Person other than Agent, be held in trust for the benefit of Pledgees and shall forthwith be delivered to Agent (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by the applicable Pledgor in accordance with Agent's instructions) to be held subject to the terms of this Pledge Agreement. Any cash proceeds of the Pledged Interests which come into the possession of Agent or Pledgees after the occurrence and during the continuance of an Event of Default may, at Agent's option, be applied in whole or in part to the Obligations (to the extent then due), or be released in whole or in part to or on the written instructions of the applicable Pledgor. Neither Agent nor any Pledgees shall be obligated to make any investment of such proceeds or shall have any liability to Pledgors for any loss which may result therefrom. All interest and other amounts earned from any investment of such proceeds may be dealt with by Agent for the Pledgees in the same manner as other cash proceeds.

                         (ii) Each Pledgor shall have the right to vote and
                  give consents with respect to all of the Pledged Interests owned by it and to consent to, ratify, or waive notice of any and all meetings; provided that such right shall in no case be exercised for any purpose contrary to, or in violation of, any of the terms or provisions of this Pledge Agreement, the Notes, the Credit Agreement, or any other Loan Document.

                  (b) Exercising Rights After the Occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, Agent, without the consent of Pledgors, may:

                         (i) At any time vote or consent in respect of any of the Pledged Interests and authorize any Pledged Interests to be voted and such consents to be given, ratify and


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                  waive notice of any and all meetings, and take such other
                  action as shall seem desirable to Agent, in its discretion, to protect or further the interests of Pledgees in respect of any of the Pledged Interests as though it were the outright owner thereof, and, each Pledgor hereby irrevocably constitutes and appoints Agent, after the occurrence and during the continuance of an Event of Default, its sole proxy and attorney-in-fact, with full power of substitution to vote and act with respect to any and all Pledged Interests standing in the name of such Pledgor or with respect to which such Pledgor is entitled to vote and act. The proxy and power of attorney herein granted are coupled with interests, are irrevocable, and shall continue throughout the term of this Pledge Agreement;

                           (ii) In respect of any Pledged Interests, join in
                  and become a party to any plan of recapitalization, reorganization or readjustment (whether voluntary or involuntary) as shall seem desirable to Agent in respect of any such Pledged Interests, and deposit any such Pledged Interests under any such plan; make any exchange, substitution, cancellation or surrender of such Pledged Interests required by any such plan and take such action with respect to any such Pledged Interests as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation or surrender shall be deemed to constitute a release of Pledged Interests from the Security Interest of this Pledge Agreement;

                           (iii) Receive all payments of whatever kind made upon
                  or with respect to any Pledged Interests; and

                           (iv) Transfer into its name, or into the name or
                  names of its nominee or nominees, all or any of the Pledged Shares or the Pledged Interests.

                  (c) Right of Sale After the Occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, Agent may sell, without recourse to judicial proceedings, by way of one or more contracts, with the right (except at private sale) to bid for and buy, free from any right of redemption, the Pledged Shares and/or Pledged Interests or any part thereof, upon five (5) days' notice (which notice is agreed to be reasonable notice for the purposes hereof) to Pledgor of the time and place of sale, for cash, upon credit or for future delivery, at Agent's option and in Agent's complete discretion:

                           (i) At public sale, including a sale at any broker's board or exchange; or

                           (ii) At private sale in any manner which will not
                  require the Pledged Interests, or any part thereof, to be registered in accordance with The Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by Agent at any such private sale or other disposition in the manner mentioned above. Agent is also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Agent may deem required or appropriate in the event of sale or disposition of any


                                   EXHIBIT E-v
                  of the Pledged Interests. Pledgors understand that Agent may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Interests, or any portion thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Pledgors agree (A) that in the event Agent shall so sell the Pledged Interests, or any portion thereof, at such private sale or sales, Agent shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof (any expense borne by Agent in obtaining such advice to be paid by Pledgors as an expense related to the exercise by Agent of its rights hereunder), and (B) that such reliance shall be conclusive evidence that Agent handled such matter in a commercially reasonable manner. Pledgees shall be under no obligation to take any steps to permit the Pledged Interests to be sold at a public sale or to delay a sale to permit the Companies to register the Pledged Interests for public sale under The Securities Act of 1933 or applicable state securities law.

                  In case of any sale by the Agent of the Pledged Interests on credit or for future delivery, the Pledged Interests sold may be retained by Agent until the selling price is paid by the purchaser, but Agent shall incur no liability in case of failure of the purchaser to take up and pay for the Pledged Interests so sold. In case of any such failure, such Pledged Interests so sold may be again similarly sold.

                  In connection with the sale of the Pledged Interests, Agent is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Agent to render such sale exempt from the registration requirements of The Securities Act of 1933, as amended, and any applicable state securities laws, and no sale so made in good faith by Agent shall be deemed not to be "commercially reasonable" because so made.

                 (d) Other Rights After an Event of Default. Upon the occurrence and during the continuance of an Event of Default, Agent, at its election, may exercise any and all rights available to a secured party under the Uniform Commercial Code as enacted in the State of Texas or other applicable jurisdiction, as amended, in addition to any and all other rights afforded hereunder, under the Notes, under the other Loan Documents, at law, in equity or otherwise.

                 (e) Application of Proceeds. Any and all proceeds ever received by Pledgees from any disposition of the Pledged Interests, or any part thereof or the exercise of any other right pursuant hereto shall be applied as provided in Section 12.1(d) of the Credit Agreement.

                 10. Notices. Whenever this Pledge Agreement requires or permits any consent, approval, notice, request or demand from any one party to another, the consent, approval, notice, request or demand shall be deemed given if given in accordance with Section 13.1 of the Credit Agreement.

                 11. Right to File as Financing Statement. Agent shall have the right at any time to execute and file this Pledge Agreement as a financing statement, but the failure of Agent to do so shall not impair the validity or enforceability of this Pledge Agreement or the Security Interest.

                 12. Waiver of Certain Rights. (a) To the full extent that it may lawfully so agree Pledgors agree that Pledgors will not at any time plead, claim or take the benefit of any appraisement, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Pledge Agreement, or the absolute sale of all or any part of the Pledged Interests or the


                                  EXHIBIT E-vi
possession thereof by any purchaser at any sale hereunder, and Pledgors hereby waive the benefit of all such laws to the extent Pledgors lawfully may do so. Each right, power and remedy of Agent or Pledgees provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent or Pledgees of any one or more of such rights, power or remedies shall not preclude the simultaneous or later exercise by Agent or Pledgees of any or all such other rights, powers or remedies. No failure or delay on the part of Agent or Pledgees to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgors by Agent or Pledgees with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent's or Pledgees' right to take any action or to exercise any power or remedy hereunder, under the Notes or under any of the other Loan Documents, without notice or demand, or prejudice its rights as against Pledgors in any respect.

                             (b) Except for any notices required hereunder, or
pursuant to specific provisions of the Credit Agreement or any other Loan Document, each Pledgor hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever in respect of the Notes (including, without limitation, notice of intent to accelerate and of acceleration) or the Credit Agreement, as well as any requirement that Agent or Pledgees or any other holder of the Notes exhaust any right or remedy or take any action in connection with the Notes or any of the other Loan Documents before exercising any right or remedy under this Pledge Agreement. The obligations of Pledgors hereunder shall not be affected or impaired by reason of the happening from time to time of any of the following, although without notice to or the consent of Pledgors:

                                             (i) the renewal or extension of
                                  the maturity of or the acceptance of partial payments with respect to any and all amounts due and owing under the Notes, the Credit Agreement or any other Loan Document, or any part thereof;

                                             (ii)the alteration in any manner
                                  of the terms of any of the Loan Documents or any part thereof either as to the maturities thereof, rates of interest, methods of payment, parties thereto or otherwise (except for any notices to or consents of Pledgors expressly required pursuant to the Credit Agreement or any other Loan Document);

                                             (iii) the waiver by Agent or
                                  Pledgees or any other holder of the Notes of the performance or observance by any Pledgor of any of its agreements, covenants, terms or conditions contained in the Notes or in any of the other Loan Documents;

                                             (iv)the voluntary or involuntary
                                  liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, winding up, or other similar proceedings affecting any Pledgor;

                                             (v) the release by operation of
                                  law or otherwise of any of the other
                                  obligors from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Notes or in any of the other Loan Documents (except to the extent, if any, that the obligations of Pledgors hereunder are specifically affected pursuant to or in connection with any such release); or


                                  EXHIBIT E-vii

                                            (vi)  the release of any security
                                    for the Notes, whether under this Pledge
                                    Agreement or any of the other Loan Documents
                                    (except to the extent, if any, that the
                                    obligations of Pledgors hereunder are
                                    specifically affected pursuant to or in
                                    connection with any such release).

                             13. Amendments. This Pledge Agreement may be
amended only by an instrument in writing executed jointly by Pledgors, Agent and the Required Banks (or Agent on behalf of the Required Banks) and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

                             14. Multiple Counterparts. This Pledge Agreement
may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one agreement; but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.

                             15. Parties Bound; Assignment.  This Pledge
Agreement shall be binding on Pledgors and Pledgors' successors and assigns and shall inure to the benefit of Agent and Pledgees and Agent's and Pledgees' permitted successors and assigns in accordance with the terms of the Credit Agreement.

                             16. Invalid Provisions.  If any provision of this
Pledge Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; and this Pledge Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Pledge Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

                             17. No Control by Agent or Pledgees.
Notwithstanding anything herein to the contrary, this Pledge Agreement, the Notes and the other Loan Documents, and the transactions contemplated hereby and thereby, do not and will not, prior to the occurrence of an Event of Default, constitute, create or have the effect of constituting or creating, directly or indirectly, the actual or practical ownership of any of the Companies by Agent or Pledgees, or control, affirmative or negative, direct or indirect, by Agent or Pledgees over the management or any other aspect of the day-to-day operation of the Companies, which ownership and control remains exclusively and at all times in each of the Companies.

                             18. Paragraph Headings.  The paragraph headings
used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                             19. Conflicts With Credit Agreement.  In the event
of any conflict or inconsistency between the terms of this Pledge Agreement and the terms of the Credit Agreement, the terms of the Credit Agreement will control.

                             20. Agreement to Supplement. Pledgors acknowledge
and agree that this Pledge Agreement shall be amended and supplemented from time to time to specifically include a description of all Pledged Shares subject hereto subsequent to the date hereof, and Agent shall be entitled to supplement Exhibit A from time to time, without any action or joinder of Pledgors to reflect the addition of all such additional Pledges Shares. Administrative Agent shall have a valid first priority security interest in all additional Pledged Shares which come into existence after the date hereof, whether or not reflected on a supplement to Exhibit A. Pledgors hereby agree to execute, deliver and cause the filing of all stock certificates, stock powers, financing statements and other documents and to take such further action as deemed necessary in Administrative Agent's discretion with respect to each such additional Pledged Shares to ensure Administrative Agent's rights hereunder with respect thereto.

                                  EXHIBIT E-viii

                             21. TEXAS LAW. THIS PLEDGE AGREEMENT AND THE OTHER
LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA.

                             22. COMPLETE AGREEMENT. THIS PLEDGE AGREEMENT,
THE NOTES, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG PLEDGEES, AGENT AND PLEDGORS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF PLEDGORS, AGENT AND PLEDGEES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN PLEDGORS, AGENT AND PLEDGEES.


                         [SEE NEXT PAGE FOR SIGNATURES]


                                  EXHIBIT E-ix

                   EXECUTED effective as of December 31, 1997.


ADDRESS FOR ALL PLEDGORS:                PLEDGORS:


c/o Group One Automotive, Inc.           GROUP 1 AUTOMOTIVE, INC., a Delaware
950 Echo Lane                               corporation
Suite 350
Houston, Texas 77024                     By:  /s/ SCOTT THOMPSON
Telecopy No.:   (713) 467-6268              ---------------------------------
                                            Scott Thompson, Vice President


                                         SOUTHWEST TOYOTA, INC., a Texas
                                            corporation

                                         By:  /s/ SCOTT THOMPSON
                                            ---------------------------------
                                            Scott Thompson, Vice President


                                         SMC LUXURY CARS, INC., a Texas
                                            corporation

                                         By:  /s/ SCOTT THOMPSON
                                            ---------------------------------
                                            Scott Thompson, Vice President


                                         FOYT MOTORS, INC., a Texas corporation


                                         By:  /s/ SCOTT THOMPSON
                                            ---------------------------------
                                            Scott Thompson, Vice President


                                         SMITH, LIU & CORBIN, INC., a Texas
                                            corporation

                                         By:  /s/ SCOTT THOMPSON
                                            ---------------------------------
                                            Scott Thompson, Vice President


                                         COURTESY NISSAN, INC., a Texas
                                             corporation

                                         By:  /s/ SCOTT THOMPSON
                                            ---------------------------------
                                            Scott Thompson, Vice President


                                   EXHIBIT E-x

                                         ROUND ROCK NISSAN, INC., a Texas


                                         By:  /s/ SCOTT THOMPSON
                                            ---------------------------------
                                            Scott Thompson, Vice President


                                         SMITH, LIU & KUTZ, INC., a Texas
                                            corporation


                                         By:  /s/ SCOTT THOMPSON
                                            ---------------------------------
                                            Scott Thompson, Vice President


                                         TOWN NORTH NISSAN, INC., a Texas
                                            corporation


                                         By:  /s/ SCOTT THOMPSON
                                            ---------------------------------
                                            Scott Thompson, Vice President


                                         TOWN NORTH IMPORTS, INC., a Texas
                                            corporation


                                         By:  /s/ SCOTT THOMPSON
                                            ---------------------------------
                                            Scott Thompson, Vice President


                                         TOWN NORTH SUZUKI, INC., a Texas
                                            corporation


                                         By:  /s/ SCOTT THOMPSON
                                            ---------------------------------
                                            Scott Thompson, Vice President


                                         MIKE SMITH AUTOPLAZA, INC., a Texas
                                            corporation


                                         By:  /s/ SCOTT THOMPSON
                                            ---------------------------------
                                            Scott Thompson, Vice President


                                  EXHIBIT E-xi

                               HOWARD PONTIAC-GMC, INC., an Oklahoma
                                   corporation

                               By:  /s/ SCOTT THOMPSON
                                  ---------------------------------
                                  Scott Thompson, Vice President



                               BOB HOWARD CHEVROLET, INC., an Oklahoma
                                  corporation


                               By:  /s/ SCOTT THOMPSON
                                  ---------------------------------
                                  Scott Thompson, Vice President


                               BOB HOWARD MOTORS, INC., an Oklahoma
                                  corporation


                               By:  /s/ SCOTT THOMPSON
                                  ---------------------------------
                                  Scott Thompson, Vice President


                               BOB HOWARD AUTOMOTIVE-H, INC., an Oklahoma
                                  corporation


                               By:  /s/ SCOTT THOMPSON
                                  ---------------------------------
                                  Scott Thompson, Vice President


                               BOB HOWARD DODGE, INC., an Oklahoma
                                  corporation


                               By:  /s/ SCOTT THOMPSON
                                  ---------------------------------
                                  Scott Thompson, Vice President


                                  EXHIBIT E-xii

ACCEPTED AND AGREED as of the
31ST  day of December, 1997

AGENT:

TEXAS COMMERCE BANK NATIONAL
ASSOCIATION, a national banking association, as Agent


By:    /s/ CURTIS D. KARGES
     -------------------------------------------
Name:   Curtis D. Karges
        ----------------------------------------
Title:  Senior Vice President
        ---------------------------------------


ADDRESS:

707 Travis Street
Houston, Texas 77002
Attn:   David Jones
Telecopy No.: (713) 216-4940


                                  EXHIBIT E-xiii

                                    EXHIBIT A

                          PLEDGED SHARES AND INTERESTS

1.       Group 1 Automotive, Inc.
a.       Pledged Shares
                                         NO. OF      TYPE OF
                    COMPANY              SHARES      SHARES         CERT. NO.

                                        ---------    ---------      ---------

b.       Other Equity Interests


2.       Repeat 1 for each other Borrower

                                  EXHIBIT E-xiv